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                                                                 EXHIBIT 10.6(b)


                                 FIRST AMENDMENT
                                       TO
                            ASSET PURCHASE AGREEMENT



         This FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT (this
"Amendment") is made as of July 11, 1996 by and among Digital Television Services of New York II, LP, a Georgia limited partnership ("Purchaser"), Falls Earth Station, Inc., a New York corporation ("Seller"), and Gerald R. Barnes, a resident of the State of New York ("Owner").

                                    RECITALS

         Purchaser, Seller and Owner entered into an Asset Purchase Agreement dated as of June 26, 1996 (the "Asset Purchase Agreement"). Capitalized terms used herein which are not otherwise defined shall have the meanings set forth in the Asset Purchase Agreement. Purchaser, Seller and Owner have determined that it is in their mutual best interest to clarify and amend the Asset Purchase Agreement in accordance with Section 11.8 thereof.

                               TERMS OF AMENDMENT

         Purchaser, Seller and Owner agree as follows:

         1. AMENDMENT OF SCHEDULE 4.2(c). Schedule 4.2(c) shall be deleted in its entirety and the new Schedule 4.2(c) attached hereto shall be inserted in lieu thereof.

         2. MODIFICATION. Except as modified hereby, the terms and conditions of the Asset Purchase Agreement shall remain in full force and effect.

         3. COUNTERPARTS. This Amendment may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute one and the same agreement.




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         IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement as of the date first above written.


                                PURCHASER:

                                Digital Television Services of New York II, LP

                                By:  Columbia DBS Management, LLC
                                Its: General Partner

                                By:
                                     ----------------------------------
                                     Douglas S. Holladay, Jr.


                                SELLER:

                                Falls Earth Station, Inc.

                                By:
                                     ----------------------------------
                                     Its:
                                          -----------------------------




                                                                     (SEAL)
                                ----------------------------------
                                Gerald R. Barnes



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